EXHIBIT 10.2 - LOAN AGREEMENT AMENDMENT

                       LOAN AGREEMENT AMENDMENT

This Amendment is incorporated into, and amends and supplements the terms of the Loan Agreement (the "Agreement") dated November 1, 2001 by William Tay to Donar Enterprises, Inc., a Delaware corporation
(the "Company").  This Amendment does not in any way, cancel the
Agreement. Except as specifically amended herein, all other terms of the Agreement remain in effect.  If any of the provisions of the
Agreement conflicts with the terms of this Amendment, the terms of this Amendment will supercede:

For value received, the parties agree to the following changes to the Agreement:

     The first paragraph in the Agreement shall be deleted in its entirety and be replaced and to read as follows:

     "I hereby agree to lend Donar Enterprises, Inc., a Delaware corporation (the "Company") the sum of twenty-five thousand dollars ($25,000) in the event the Company is unable to raise a minimum of $25,000 from its initial public offering of its common stock (the "Offering"), filed with the Securities and
     Exchange Commission on August 30, 2001, after the closing of the Offering."

     The second paragraph in the Agreement shall be deleted in its entirety and be replaced and to read as follows:

     "Such loan will be represented by a promissory note bearing interest at 10% per annum, due and payable on or before June
     30, 2003 in lawful money of the United States of America at
     1422 Chestnut Street, Suite #410, Philadelphia, Pennsylvania
     19102, or such other address as the holder may specify by
     written notice to the Company. In addition, such promissory note shall include the following terms and conditions:"

Signatures.  By signing, the Company and Mr. Tay agree to the terms contained in this Amendment.

William Tay                             Donar Enterprises, Inc.

/s/ William Tay                         /s/ William Tay
-------------------------               -------------------------
William Tay                             William Tay, President
Dated:  December 21, 2001               Dated: December 21, 2001